Brokerage And Custodial Fees	3 Months Ended
Mar. 31, 2012
Brokerage And Custodial Fees [Abstract]
Brokerage And Custodial Fees

8. BROKERAGE AND CUSTODIAL FEES

For the three months ended March 31, 2012 and 2011, brokerage and custodial fees were as follows:

	March 31, 2012	March 31, 2011
Brokerage fees	11,277,729	14,517,146
Custodial fees	140	82
Total	11,277,869	14,517,228

During the three months ended March 31, 2012, amounts paid to selling agents exceed 9.5% of the gross offering proceeds of the Series 1 Units sold. As a result, the amounts that otherwise would be paid to selling agents for that Series 1 Unit were instead rebated to the Trust for the benefit of all holders of Series 1 Units. The total amount rebated to the Trust, $326, was included in "Brokerage and custodial fees" in the Statements of Operations. No amount was rebated to the Trust during the three months ended March 31, 2011.